Research and Development Costs	12 Months Ended
Dec. 31, 2014
Research and Development [Abstract]
Research and Development Costs

23. Research and Development Costs

R&D costs (net of credits and excluding contributions under the NRE Funding Agreements from certain Participating Customers in the CCIP) increased by EUR 192.1 million, or 21.8 percent, to EUR 1,074.1 million in 2014 from EUR 882.0 million in 2013. R&D costs increased mainly due to the acceleration of certain R&D programs, primarily EUV and next-generation immersion.

R&D costs (net of credits and excluding contributions under the NRE funding agreements from Participating Customers in the CCIP) increased by EUR 292.9 million, or 49.7 percent, to EUR 882.0 million in 2013 from EUR 589.1 million in 2012. R&D spending mainly increased due the additional investments in EUV source development as a result of the acquisition of Cymer and further investments in our other strategic programs (Immersion and holistic lithography).

R&D costs include credits of EUR 24.1 million, EUR 16.0 million and EUR 17.9 million in 2014, 2013 and 2012 respectively. R&D credits relate to worldwide (inter-)governmental funding for certain strategic development programs designed to stimulate high-risk research for the medium and long term future. The increase relates to entering into a number of strategic development programs providing funding for the next generation immersion and EUV lithography systems during 2014.